ex 99.2

Product X is an Autologous HC-BMMSC with a Dual-Mechanism of Action

- Product X is an autologous, hypoxic-cultured, bone marrow-derived mesenchymal stem cell (HC-BMMSC) therapy in development for the treatment of patients with lumbar degenerative disc disease that have failed non-surgical options.
  - By utilizing hypoxic culture conditions, HC-BMMSCs experience improved chondrocyte differentiation, increased gene expression of notochord markers (data not shown), increased cell proliferation and survival, and greater plasticity leading to a more robust effect when compared to normoxia.
- Preclinical data suggests Product X works via a dual mechanism involving production of anti-inflammatory, pro-angiogenic factors as well as via tissue remodeling and the conversion of HC-BMMSCs into disc specific cell types suitable for the disc microenvironment.

Product X decreases inflammation and increases tissue regeneration

- BMMSCs cultured under hypoxic conditions demonstrated an increase in anti-inflammatory factors through the expression of high levels of genes such as SFN and TNFAIP6
  - Angiogenic growth factors expressed by the HC-BMMSCs (VEGFs, FGFs) promote neovascularization via progenitor cell activity

Anti-Inflammatory Factors	Hypoxia (H) Value (FPKM)	Normoxia (N) Value (FPKM)	Fold Difference H versus N
SFN	11.55	1.97	5.88
TNFAIP6	2.12	2.58	0.82

Angiogenic Growth Factors			
VEGFA	97.95	90.91	1.08
VEGFB	173.67	72.17	2.41
VEGFC	72.61	64.07	1.13
FGF1	43.35	16.24	2.67
FGF2	1.35	2.37	-1.76

Product X differentiates to chondrocytes and may replace lost/damaged resident disc cells; Product X increases nucleus pulposus (NP) ECM integrity

- Product X cells are highly chondrogenic and efficiently differentiate into chondrocytes in vitro, with increased differentiation in hypoxic culture
  - In the rabbit annular puncture model, Product X improved cellularity of the NP as well as increased extracellular matrix integrity of the NP

Human Notochord Markers	Hypoxia (H) Value (FPKM)	Normoxia (N) Value (FPKM)	Fold Difference H versus N
KRT19	57.12	14.18	4.03
KRT18	40.21	14.57	2.76
LGALS3 (GLA3/Galectin-3)	105.20	88.64	1.19
CD55	3.47	4.67	-1.35
BASP1	109.85	111.65	-1.02
CTGF	262.25	260.07	1.01
CA12	100.51	88.61	1.13
ANXA2	2619.54	2616.84	1.00
Growth Factors Involved in Chondrogenesis			
TGFB3	2.01	3.09	-1.53
FGF-2	1.35	2.37	-1.76
BMP-4	5.68	8.00	-1.41
GDF-5	42.63	38.47	1.11
PTHLH (PTHrP)	2.19	0.92	2.38
VEGF	97.95	90.91	1.08



B
Gene / TBP
4500
4000
3500
3000
2500
2000
1500
1000
500
0
*
*
Normoxia (D21)
Hypoxia (D21)
SOX9
ACAN
COL1A1
COL2A1

Gene expression data by RNA sequencing. FPKM (Fragments Per Kilobase of Exon Per Million Fragments Mapped). HC-BMMSCs represented in the hypoxia column compared to cells cultured under normoxia conditions.

Product X Preclinical Safety and Efficacy Data

- Preclinical safety and efficacy studies were conducted involving the intradiscal injection of Product X using the rabbit annular puncture model

Efficacy Data:

- Rabbit lumbar degeneration was generated via annular puncture at day 0; at day 28, degenerating intervertebral discs were injected with HC-BMMSCs
- Product X demonstrated improvement in disc height, NP cellularity and improved disc extracellular matrix compared to the control group
- Product X cells were undetectable ~2 months after treatment, supporting the previously described mechanism of action of HC-BMMSCs

Safety Data:

- In the rabbit model, there were no gross toxicity issues or unusual histology findings; as well as no safety issues following radiographic image review
  - These safety results were true for both LD (target dose) and HD (5 times target dose)
- In a human cadaver intradiscal pressure study, Product X injection did not exceed 100 psi at 2.5mL (target volume of Product X 1.5mL)

Disc Height Index of Degenerating IVD Post Product X


*
**
120
100
80
60
40
DHI (%)
C
PL
LD
HD

Histopathological Evaluation of Degenerating IVD Post Product X


*
*
12
10
8
6
4
Histology Grading
C
PL
LD
HD

C: Contrast Agent (Control); PL: Platelet Lysate (Cell carrier); LD: Low Dose Product X (target dose); HD: High Dose Product X (5 times target dose)


NP CELLULARITY
Low Cellularity
Medium Cellularity
High Cellularity
PERCENTAGE (%)
0.0
29.4
70.6
17.6
41.2
41.2
27.3
22.7
50.0
30.0
30.0
40.0
C
PL
LD
HD


NP MATRIX
Bad Matrix
Medium Matrix
Good Matrix
PERCENTAGE (%)
0.0
5.9
94.1
5.9
17.6
76.5
13.6
18.2
68.2
20.0
20.0
60.0
C
PL
LD
HD

Previous In-Human Data Supports Product X Viability

- In an in-human clinical safety and efficacy study, 33 patients diagnosed with degenerative disc disease who had exhausted conservative treatment options received intradiscal autologous, HC-BMMSCs
  - No serious AEs were reported; 3 patients reported pain related to injection procedure
  - At 3 years post-treatment, 90% of patients self-reported improvement (bottom left)
  - Numeric pain score compared to baseline were significant at 3, 36, 48, 60, and 72 months post treatment
  - Of patients who underwent MRIs, 85% demonstrated a >0% reduction in disc bulge size; as determined by pre-/post-treatment MRI scans of posterior disc bulge dimensions (bottom right)
- A long-term in-human safety study with HC-BMMSCs previously demonstrated an acceptable safety profile
  - 5 patients, treated in the above study, were part of a retrospective study for safety and efficacy
  - Patient lower back MRI data has shown an absence of abnormalities surrounding the treatment region 4-6 years post HC-BMMSCs intradiscal injection (top left)
  - Additionally, patients self-reported overall improvement in strength post-treatment (top right)

Sources: Elabd, et al. 2016; Centeno et al. 2017

Patient MRI Pre- and Post-Treatment Elabd, et al. 2016



Pre Stem Cell Treatment
Post Stem Cell Treatment
A
Patient 1
March 2008
May 2014
B
Patient 2
July 2008
April 2014

Total Cells Injected vs. Overall Improvement



Overall improvement (%)
100
80
60
40
20
0
0 10 20 30 40 50 60
Number of cells injected (10⁶)
R² = 0.868

Elabd, et al. 2016

Patient Reported Improvement Post-Treatment



Percentage of Patients
100
80
60
40
20
0
1-month
3-month
6-month
12-month
18-month
24-month
3-year
4-year
5-year
6-year
Post-treatment Time Point
Better
No Change

Centeno et al. 2017

Post-Treatment Reduction in Disc Bulge Size Measured by MRI



Percentage of Patients
100%
75%
50%
25%
0%
>0%
>5%
>10%
>15%
>20%
>25%
>30%
>35%
Bulge Disc Size Reduction Threshold

Centeno et al. 2017

P2 Study (cleared to proceed by FDA) : Product X in Patients with Lumbar Disc Disease

Study Design and Patient Population:

- 72 patient (48 Product X, 24 control) randomized, double blinded, placebo controlled trial with a primary efficacy endpoint at 6 months and follow-ups at 12 and 24 months post-treatment.
- Study to include subjects with a current diagnosis of chronic lumbar disc disease as defined as back and/or radicular pain with degeneration of a single disc confirmed by patient history, physical exam, radiographic measures, or other acceptable means.
- Study will enroll subjects who have exhausted previous conservative non-operative therapies.

Procedure:

- Treatment will take place in an outpatient setting with simple 60ml bone marrow harvest.
- Following bone marrow harvest, BMMSCs will be isolated, plated, and cultured in vitro in hypoxic conditions; BMMSCs harvested, prepared to be co-administered with patient's platelet lysate as a biomaterial carrier, then cryopreserved.
- ~40 million cells will be administered with fluoroscopic guidance via a single intradiscal injection directly into the damaged intervertebral disc in a 30 minute outpatient procedure

Primary Endpoints (Week 26):

- Improvement in function: at least 30% increase in function based on Oswestry Disability Index questionnaires (ODI)
- Reduction of pain: at least 30% decrease in pain as measured using visual analogue scale (VAS)

Secondary and Exploratory Endpoints:

- Changes from baseline in pain (VAS) and function (ODI) at Weeks: 2, 12, 26, 52, 104
- Changes from baseline function as assessed by Roland Morris Disability Questionnaire at Weeks: 26, 52, 104
- Changes from baseline function as assessed by Functional Rating Index at Weeks: 12, 52, 104
- Changes from baseline quality of life assessment at Weeks: 2, 12, 26, 52, 104

Recent Clinical Stage Studies Using Cell-Based Therapy in CLDD

Study	Year Published	n	Cell Type	Cell Dose	Route	Phase	Location	Allogeneic vs. Autologous	Placebo Controlled
Yoshikawa, et al.	2010	2	BMMSC	$2x10^6$ cells	Intradiscal	Clinical	Japan	Autologous	No
Orozco, et al.	2011	10	BMMSC	$10x10^6$ cells	Intradiscal	1	Spain	Autologous	No
Kumar, et al.	2017	10	ADMSC	$20\text{-}40x10^6$ cells	Intradiscal	1	South Korea	Autologous	No
Noriega, et al.	2017	24	BMMSC	$25x10^6$ cells	Intradiscal	1/2	Spain	Allogeneic	Yes
Elabd, et al.	2016	5	BMMSC	$15\text{-}35x10^6$ cells	Intradiscal	1	US	Autologous	No
Centeno, et al.	2017	33	BMMSC	Single dose cells	Intradiscal	1	US	Autologous	No

Autologous MSC Treatment have shown Safety and Feasibility, and Strong Indications of Clinical Efficacy in Patients with Lumbar Disc Degeneration

- Both lumbar pain and disability were significantly reduced at 3 months after MSC transplantation, and the improvement was maintained at 6 and 12 months. Compared with the basal level of pain and disability, improvement was statistically significant at all time points except at 8 days. (right).
- MSC-treated patients additionally displayed a quick and significant improvement in algofunctional indices versus the controls. (below)



Control (○△)
+MSC (●▲)
Perfect Treatment
Improvement (Pain Relief or ODI Decrease)
Initial Pain Score (○,●) or Disability Index (△,▲)



MSC-treated
Control
Lumbar Pain (VAS in %)
Disability (ODI in %)
Evolution Time (months)
ns

Sources: Transplantation. 2017 Aug;101(8):1945-1951